UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2024

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 648-3553
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lucid Group, Inc. (the “Company”) unveiled the Lucid Gravity, a luxury sport utility vehicle, to the public at the Los Angeles Auto Show in November 2023, which marked a major technical, commercial, and design milestone achievement for the Company. On February 9, 2024, the Compensation and Human Capital Committee of the Board of Directors of the Company (the “Board”) recommended and the Board approved payment of a cash bonus to the Company’s Chief Executive Officer and Chief Technology Officer, Peter Rawlinson, in the amount of $6,000,000, in recognition of his significant contributions to this milestone achievement.

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On February 9, 2024, the Board determined Tuesday, June 4, 2024, as the date of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The time and meeting website information for the 2024 Annual Meeting will be set forth in the Company’s proxy statement for the 2024 Annual Meeting, which will be filed with the Securities and Exchange Commission (the “SEC”) prior to the 2024 Annual Meeting.

Because the date of the 2024 Annual Meeting is being delayed by more than 30 days after the anniversary of the Company’s 2023 annual meeting of stockholders, the Company is providing in this Current Report on Form 8-K the due dates for submissions of qualified stockholder proposals and stockholder director nominations.

A stockholder proposal for inclusion in the Company’s proxy statement for the 2024 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received at the Company’s principal executive offices at 7373 Gateway Blvd., Newark, California, 94560, Attention: Secretary, no later than February 25, 2024.

A stockholder proposal or director nomination (including nominations pursuant to Rule 14a-19 under the Exchange Act) outside of Rule 14a-8 under the Exchange Act and pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws”) must have been received by the Company by January 25, 2024.

Stockholder proposals and stockholder director nominations must comply with all applicable requirements set forth in the rules and regulations of the SEC, the Exchange Act, and the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2024

Lucid Group, Inc.

	By:	/s/ Gagan Dhingra
Gagan Dhingra
Interim Chief Financial Officer